                                                       EXHIBIT 10.31 PAGE 1 OF 7

THESE SECURITIES MAY NOT BE PUBLICLY OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OF SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, OR UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.


                                  W A R R A N T


         For the Purchase of Common Stock, Par Value $.0001 per Share of


                              ADVANCED MEDIA, INC.

             (Incorporated under the Laws of the State of Delaware)



                       VOID AFTER 5 P.M. December 31, 1997


No. D-2                                           Warrant to Purchase
                                                  250,000 Shares



           THIS IS TO CERTIFY that, for value received, the undersigned is entitled, subject to the terms and conditions set forth herein, to purchase the number of shares set forth above of Common Stock, par value $.0001 per share (the "Common Stock"), of ADVANCED MEDIA, INC., a Delaware corporation (the "Corporation") at a purchase price per share of $.10, for the period commencing December 13, 1996 [the date which is 135 days following the execution and delivery by Montmelian Investisements Limited of a Subscription Agreement between the undersigned and the Corporation] and ending at or before 5 P.M., New York City time, on December 31, 1997, but not thereafter, from the Corporation, if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of exercise notice attached hereto as Exhibit A (the "Exercise Notice") duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.


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
                                                       EXHIBIT 10.31 PAGE 2 OF 7

           1. The Corporation covenants and agrees that all shares of Common Stock may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable. The Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

           2. Subject to the availability of a sufficient number of authorized and unissued shares of Common Stock, the rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified at the prices specified in
Section 1 hereof.

           3. The holder hereof agrees that the Warrants and shares of Common Stock will not be offered or sold (1) unless at the time of such offer or sale, there is delivered a prospectus meeting the requirements of the Securities Act of 1933, as amended, forming a part of an applicable post-effective amendment to the Registration Statement, or forming a part of a new registration statement with respect to such offer and sale, or (2) unless in the opinion of counsel to the Corporation satisfactory to the holder hereof, such offer and sale is exempt from the provisions of Section 5 of the Act. Subject to the foregoing, this Warrant may be transferred by the holder hereof to any person(s) or entity(ies). Any such transfer shall be effected by the holder hereof by surrender of this Warrant for cancellation to the Company accompanied by a certificate signed by the holder hereof stating that such holder has authorized such transfer and indicating for each such person and entity the number of shares of Common Stock to be purchasable by each such person; whereupon the Company shall issue in the name or names specified by the holder hereof (including himself) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase same number of shares of Common Stock as are purchasable hereunder.

           4. (a) Subject to paragraph 2 above, as promptly as practicable (but in any event within ten [10] business days) after the receipt of an Exercise Notice and payment of the exercise price as aforesaid, the Company shall issue and deliver to the holder, issued in the name of such holder or such other person or persons as such holder may reasonably request, a certificate or certificates for the number of full shares of Common Stock issuable upon the exercise of this Warrant (or specified portion thereof). Such exercise shall be deemed to have been effected as of the close of business on the date on which such Exercise Notice shall have been received by the Company, and at such time the rights of the Holder (or specified portion thereof) as such Holder shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the Holder or Holders of record of the shares of Common Stock represented thereby.

              (b) No payment or adjustment shall be made upon any exercise on account of any cash dividends declared for payment as of a record date prior to the date of exercise of this Warrant. In the case of any Warrant which is exercised in part only, the Company shall, upon such exercise, execute and deliver to the Holder thereof, at the expense of the Company a new Warrant in amount equal to the unexercised portion of the Warrant surrendered and otherwise of like tenor therewith. No


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
                                                       EXHIBIT 10.31 PAGE 3 OF 7

fractional shares of Common Stock shall be issued upon exercise of this Warrant, but if the exercise results in a fraction, an amount equal to such fraction multiplied by the applicable exercise Price shall be paid in cash to the Holder of the Warrant being exercised.

           The Exercise Price and the number of shares deliverable hereunder shall be adjusted from time to time as hereinafter set forth.

           A. Stock Dividends, Subdivisions and Combinations. If after the date hereof the Company shall:

              (1) pay a dividend or make a distribution in shares of Common Stock to holders of its capital stock of any class, or

              (2) subdivide the outstanding shares of its Common Stock into a larger number of shares, or

              (3) combine the outstanding shares of its Common Stock into a smaller number of shares, or

              (4) issue by reclassification of its shares of Common Stock any shares of Common Stock of the Company.

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (I) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event. An adjustment made pursuant to this paragraph A shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

           B. Minimum Adjustment. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than one cent ($.01) per share. Any adjustment of less than one cent ($.01) per share of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more. However, upon exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which this Warrant is exercised.

           C. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall promptly deliver a certificate signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the


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
                                                       EXHIBIT 10.31 PAGE 4 OF 7

adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Holder.

              (c) In the case of any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Company (except a split-up, combination or reclassification, provision for which is made in paragraph A of Section 4(c) hereof), then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore receivable upon exercise of this Warrant, such shares of stock, securities, assets or cash as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Section 4 (including, without limitation, provisions for adjustment of the per share Exercise Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities, assets or cash thereafter deliverable upon exercise of this Warrant.

              (d) The right to exercise this Warrant shall not be suspended during any period while the stock transfer books of the Company for its Common Stock may be closed. The Company shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for the Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

           5. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

           6. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

           7. The Corporation will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to shareholders of the Corporation concurrently with the distribution thereof to such shareholders.


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
                                                       EXHIBIT 10.31 PAGE 5 OF 7

           8. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 80 Orville Drive, Bohemia, New York 11716, and the Corporation shall give written notice of any change of address to the holder hereof.

           IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its Chairman of the Board and its seal affixed and attested by its Assistant Secretary.

Dated: As of August 1, 1996

                                            ADVANCED MEDIA, INC.


                                            By: /s/ Hans J. Kaemmlein
                                               -------------------------
                                               Chairman of the Board
[Corporate Seal]

ATTEST:


By: /s/ Alan W. Schoenbart
   -------------------------
   Alan W. Schoenbart
   Assistant Secretary

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
                                                       EXHIBIT 10.31 PAGE 6 OF 7

                                                                       Exhibit A
                                                                       ---------

                                    [FORM OF]
                              ELECTION TO PURCHASE

              The undersigned hereby irrevocably elects to exercise __________ of the Warrants represented by this Warrant and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
                                     (NAME)


                          (ADDRESS, INCLUDING ZIP CODE)


              (SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER)


DELIVER TO:
                                     (NAME)

at
                          (ADDRESS, INCLUDING ZIP CODE)


              If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrants not exercised be issued and delivered as set forth below.

              In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_________ by certified check or money order payable in United States currency to the order of the Company.

Dated  ____________________, 19__

Name of Warrant Holder:  ______________________________________________________

Address:  _____________________________________________________________________

_______________________________________________________________________________

Signature:  ___________________________________________________________________

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
                                                       EXHIBIT 10.31 PAGE 7 OF 7

                              [FORM OF] ASSIGNMENT


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrants set forth below:

Name of Assignee                 Address           No. of Warrants





and does hereby irrevocably constitute and appoint ___________ Attorney to make such transfer on the books of Advanced Media, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:, 199_.


                                                   Signature


SIGNATURE(S) GUARANTEED


By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock Brokers, Savings and Loan Associations, and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

                                    Signature
NOTICE: The signature(s) on this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.



                                       49